Exhibit 99.2

Third Quarter Fiscal 2013
Supplemental Operating and Financial Data
for the Quarter Ended January 31, 2013

CONTACT: Lindsey Knoop-Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	1400 31st Avenue SW, Suite 60 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

January 31, 2013

Page

Company Background and Highlights	2

Property Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-13
Capital Analysis	14

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	15
Net Operating Income Detail	16-19
Stabilized Properties and Overall Physical Occupancy Levels by Segment	20

Tenant Analysis
Commercial Leasing Summary	21-22
Multi-Family Residential Summary	23
10 Largest Commercial Tenants - Based on Annualized Base Rent	24
Lease Expirations	25

Growth and Strategy
Acquisition Summary	26
Development Summary	27

Definitions	28
-

Company Background and Highlights
Third Quarter Fiscal 2013
Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET's portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.
During the third quarter of fiscal year 2013, the Company closed on its acquisitions of:
•
two parcels of vacant land in Rochester, Minnesota, acquired for possible future development, of approximately 20.1 acres and 3.8 acres, respectively, for purchase prices of $775,000 and $275,000, paid in cash;

•
an approximately 48.4 acre parcel of vacant land in Grand Forks, North Dakota, acquired for possible future development, for  a purchase price of approximately $4.3 million, of which approximately $2.3 million was paid in cash and the remainder in limited partnership units of the Operating Partnership valued at $2.0 million;

•
an approximately 51% interest in a joint venture entity currently constructing the Southgate Apartments project in Minot, North Dakota, which project is expected to be completed in two phases, with a total of approximately 341 units, for a currently-estimated total cost of $52.2 million; and

•
a parcel of vacant land in Minot, North Dakota, acquired for possible future development for a purchase price of approximately $1.9 million; the approximately 2.2 acre parcel is adjacent to the Southgate multi-family residential project currently under development.

During the third quarter of fiscal year 2013, the Company placed in service an additional 29 assisted living units, and completed the conversion of 16 existing units to memory care units, at the Company's Spring Wind senior housing facility in Laramie Wyoming; completed an approximately 45,000 square foot medical office building in Jamestown, North Dakota; and completed an approximately 28,000 square foot industrial building in Minot, North Dakota.
During the third quarter of fiscal year 2013, the Company sold one multi-family residential property, for a sales price of approximately $2.0 million.
Effective December 18, 2012, the Company transferred the listing of its common shares and Series A preferred shares from the NASDAQ Global Select Market to the New York Stock Exchange, where the Company's Series B preferred shares were already trading.
IRET's multi-family residential portfolio continued its strong performance in the third quarter of fiscal year 2013, with real estate revenue and physical occupancy levels increasing compared to the year-earlier period. However, despite indications of an increase in tenant interest in commercial office space, results in the commercial office segment continue to be affected by low occupancy levels. The Company believes that increases in occupancy levels in its commercial office segment will depend on a strengthened and sustained economic recovery.
In the third quarter of fiscal year 2013, IRET paid its 167th consecutive quarterly distribution. The $0.1300 per share/unit distribution was payable on January 15, 2013. Subsequent to the end of the third quarter of fiscal year 2013, on March 6, 2013, the Company's Board of Trustees declared a regular quarterly distribution of $0.1300 per share and unit on the Company's common shares of beneficial interest and the limited partnership units of IRET Properties, payable April 1, 2013 to common shareholders and unitholders of record on March 18, 2013. Also on March 6, 2013, the Company's Board of Trustees' declared a distribution of $0.5156 per share on the Company's Series A preferred shares of beneficial interest, payable April 1, 2013 to Series A preferred shareholders of record on March 18, 2013, and declared a distribution of $0.4968 per share on the Company's Series B preferred shares of beneficial interest, payable April 1, 2013 to Series B preferred shareholders of record on March 18, 2013.
As of January 31, 2013, IRET owns a diversified portfolio of 269 properties consisting of 85 multi-family residential properties, 68 commercial office properties, 66 commercial medical properties (including senior housing), 20 commercial industrial properties and 30 commercial retail properties.  IRET's common shares are publicly traded on the New York Stock Exchange (NYSE: IRET).

Company Snapshot
(as of January 31, 2013)
Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	269
Total Square Feet
(commercial properties)	12.4 million
Total Units
(multi-family residential properties)	9,924
Common Shares Outstanding (thousands)	94,386
Limited Partnership Units Outstanding (thousands)	21,489
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	5.6%
Total Capitalization (see p.14 for detail)	$2.3 billion

Investor Information
Board of Trustees
Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee
John D. Stewart	Trustee, Vice Chairman, and Chair of Audit Committee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
W. David Scott	Trustee, Chair of Compensation Committee
Jeffrey K. Woodbury	Trustee
Linda J. Hall	Trustee
Thomas A. Wentz, Jr.	Trustee, Executive Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management
Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Executive Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Mark Reiling	Executive Vice President of Asset Management
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Ted E. Holmes	Senior Vice President, Finance
Andrew Martin	Senior Vice President, Residential Property Management

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, North Dakota 58702-1988
Trading Symbol:  IRET
Stock Exchange Listing:  NYSE
Investor Relations:
Lindsey Knoop-Anderson
landerson@iret.com

Common Share Data (NYSE: IRET)*
	3rd Quarter Fiscal Year 2013	2nd Quarter Fiscal Year 2013	1st Quarter Fiscal Year 2013	4th Quarter Fiscal Year 2012	3rd Quarter Fiscal Year 2012
High Closing Price	$9.40	$8.49	$8.31	$7.97	$7.64
Low Closing Price	$7.73	$7.92	$7.05	$7.22	$6.89
Average Closing Price	$8.70	$8.25	$7.57	$7.56	$7.27
Closing Price at end of quarter	$9.36	$8.42	$8.16	$7.22	$7.42
Common Share Distributions—annualized	$0.520	$0.520	$0.520	$0.520	$0.520
Closing Dividend Yield - annualized	5.6%	6.2%	6.4%	7.2%	7.0%
Closing common shares outstanding (thousands)	94,386	93,161	91,812	89,474	85,744
Closing limited partnership units outstanding (thousands)	21,489	21,336	21,171	20,332	19,596
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,084,590	$964,065	$921,941	$792,799	$781,623

*Effective December 18, 2012, IRET transferred the listing of its common shares and Series A preferred shares to the New York Stock Exchange from the NASDAQ Global Select Market.

Certain statements in these supplemental disclosures are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2012 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
Third Quarter Fiscal 2013 Development Projects Placed in Service

Minot IPS 6500 2nd Ave SE Minot, ND 58701	Jamestown Medical Office Building 2428 20th Street Jamestown, ND 58401

Property Cost by Segment – Third Quarter Fiscal 2013
With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET's diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	1/31/2013	10/31/2012	07/31/2012	04/30/2012	01/31/2012
ASSETS
Real estate investments
Property owned	$2,007,832	$1,983,978	$1,979,099	$1,892,009	$1,861,321
Less accumulated depreciation	(408,400)	(394,256)	(387,286)	(373,490)	(364,190)
	1,599,432	1,589,722	1,591,813	1,518,519	1,497,131
Development in progress	20,127	23,218	10,498	27,599	22,281
Unimproved land	18,879	11,670	10,990	10,990	6,390
Total real estate investments	1,638,438	1,624,610	1,613,301	1,557,108	1,525,802
Real estate held for sale	733	1,844	1,131	2,067	0
Cash and cash equivalents	62,302	84,258	37,002	39,989	35,502
Other investments	638	637	635	634	633
Receivable arising from straight-lining of rents, net of allowance	25,471	24,895	24,127	23,273	21,965
Accounts receivable, net of allowance	3,560	2,854	6,448	7,052	3,977
Real estate deposits	165	55	4	263	578
Prepaid and other assets	5,545	2,101	3,070	3,703	4,107
Intangible assets, net of accumulated amortization	41,009	42,281	43,796	44,588	49,055
Tax, insurance, and other escrow	13,306	12,177	13,161	11,669	11,427
Property and equipment, net of accumulated depreciation	1,288	1,351	1,332	1,454	1,464
Goodwill	1,106	1,110	1,120	1,120	1,120
Deferred charges and leasing costs, net of accumulated amortization	22,513	21,164	21,932	21,447	22,014
TOTAL ASSETS	$1,816,074	$1,819,337	$1,767,059	$1,714,367	$1,677,644

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$44,540	$38,762	$41,084	$47,403	$43,439
Revolving line of credit	10,000	10,000	44,500	39,000	49,000
Mortgages payable	1,041,623	1,045,197	1,080,655	1,048,689	1,038,717
Other	21,632	32,889	25,094	14,012	6,326
TOTAL LIABILITIES	1,117,795	1,126,848	1,191,333	1,149,104	1,137,482

EQUITY
Investors Real Estate Trust shareholders' equity
Series A Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	0	0	0
Common Shares of Beneficial Interest	721,742	711,880	701,431	684,049	657,304
Accumulated distributions in excess of net income	(305,145)	(295,396)	(289,025)	(278,377)	(269,942)
Total Investors Real Estate Trust shareholders' equity	555,271	555,158	439,723	432,989	414,679
Noncontrolling interests – Operating Partnership	121,940	122,357	122,373	118,710	114,852
Noncontrolling interests – consolidated real estate entities	21,068	14,974	13,630	13,564	10,631
Total equity	698,279	692,489	575,726	565,263	540,162
TOTAL LIABILITIES AND EQUITY	$1,816,074	$1,819,337	$1,767,059	$1,714,367	$1,677,644

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Nine Months Ended	Three Months Ended
OPERATING RESULTS	1/31/2013	1/31/2012	1/31/2013	10/31/2012	07/31/2012	04/30/2012	01/31/2012
Real estate revenue	$193,160	$179,910	$66,231	$64,943	$61,986	$60,188	$60,546
Real estate expenses	76,020	74,759	26,375	24,804	24,841	22,634	24,590
Gain on involuntary conversion	2,263	0	0	2,263	0	274	0
Net operating income	119,403	105,151	39,856	42,402	37,145	37,828	35,956
Depreciation/amortization	(49,028)	(44,865)	(16,300)	(16,506)	(16,222)	(15,146)	(15,183)
Administrative expenses, advisory and trustee services	(6,402)	(5,944)	(2,245)	(2,061)	(2,096)	(1,437)	(1,659)
Other expenses	(1,496)	(1,509)	(464)	(513)	(519)	(389)	(359)
Interest expense	(48,448)	(48,389)	(15,725)	(16,300)	(16,423)	(16,333)	(16,411)
Interest and other income	600	645	255	203	142	141	279
Income from continuing operations	14,629	5,089	5,377	7,225	2,027	4,664	2,623
Income (loss) from discontinued operations	3,530	496	776	2,785	(31)	(543)	(102)
Net income	$18,159	$5,585	$6,153	$10,010	$1,996	$4,121	$2,521

Net income attributable to noncontrolling interest – Operating Partnership	(2,097)	(723)	(556)	(1,290)	(251)	(636)	(351)
Net income attributable to noncontrolling interests – consolidated real estate entities	(547)	(29)	(273)	(208)	(66)	(106)	(43)
Net income attributable to Investors Real Estate Trust	15,515	4,833	5,324	8,512	1,679	3,379	2,127
Dividends to preferred shareholders	(6,350)	(1,779)	(2,879)	(2,878)	(593)	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$9,165	$3,054	$2,445	$5,634	$1,086	$2,786	$1,534

Per Share Data
Earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.07	$.03	$.02	$.04	$.01	$.04	$.02
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.03	.01	.01	.02	.00	(.01)	.00
Net income per common share – basic & diluted	$.10	$.04	$.03	$.06	$.01	$.03	$.02

Percentage of Revenues
Real estate expenses	39.4%	41.6%	39.8%	38.2%	40.1%	37.6%	40.6%
Depreciation/amortization	25.4%	24.9%	24.6%	25.4%	26.2%	25.2%	25.1%
General and administrative	3.3%	3.3%	3.4%	3.2%	3.4%	2.4%	2.7%
Interest	25.1%	26.9%	23.7%	25.1%	26.5%	27.1%	27.1%
Income (loss) from discontinued operations	1.8%	0.3%	1.2%	4.3%	(0.1)%	(0.9)%	(0.2)%
Net income	9.4%	3.1%	9.3%	15.4%	3.2%	6.8%	4.2%

Ratios
EBITDA(1)/Interest expense	2.23	x	2.02	x	2.34	x	2.28	x	2.09	x	2.17	x	2.07	x
EBITDA(1)/Interest expense plus preferred distributions	1.98	x	1.95	x	1.98	x	1.95	x	2.02	x	2.09	x	2.00	x
(1)	See Definitions on page 28. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Nine Months Ended		Three Months Ended
	1/31/2013	1/31/2012	1/31/2013	10/31/2012	07/31/2012	04/30/2012	01/31/2012
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$15,515	$4,833	$5,324	$8,512	$1,679	$3,379	$2,127
Less dividends to preferred shareholders	(6,350)	(1,779)	(2,879)	(2,878)	(593)	(593)	(593)
Net income available to common shareholders	9,165	3,054	2,445	5,634	1,086	2,786	1,534
Adjustments:
Noncontrolling interests – Operating Partnership	2,097	723	556	1,290	251	636	351
Depreciation and amortization	48,971	44,892	16,263	16,520	16,187	15,165	15,179
Impairment of real estate investments	0	135	0	0	0	293	135
(Gain) loss on depreciable property sales	$(3,452)	$(589)	(772)	(2,753)	73	240	0
Funds from operations applicable to common shares and Units	56,781	48,215	$18,492	$20,691	$17,597	$19,120	$17,199

FFO per share and unit - basic and diluted	$0.50	$0.47	$0.16	$0.18	$0.16	$0.18	$0.16

Adjusted funds from operations(1)
Funds from operations applicable to common shares and Units	$56,781	$48,215	$18,492	$20,691	$17,597	$19,120	$17,199
Adjustments:
Tenant improvements at stabilized properties	(6,747)	(5,463)	(3,156)	(1,385)	(2,206)	(4,846)	(2,007)
Leasing commissions at stabilized properties	(4,517)	(3,468)	(2,231)	(951)	(1,335)	(807)	(1,589)
Recurring capital expenditures(1)	(5,303)	(5,252)	(1,614)	(1,893)	(1,796)	(1,451)	(1,411)
Straight-line rents	(2,208)	(3,054)	(576)	(768)	(864)	(1,330)	(1,059)
Non-real estate depreciation	299	331	80	83	136	78	114
Gain on involuntary conversion	(2,263)	0	0	(2,263)	0	(274)	0
Adjusted funds from operations applicable to common shares and Units	$36,042	$31,309	$10,995	$13,514	$11,532	$10,490	$11,247

AFFO per share and unit - basic and diluted	0.32	0.31	0.10	0.12	0.10	0.10	0.11

Weighted average shares and units	113,358	102,176	115,207	113,690	111,292	107,316	103,935
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Nine Months Ended		Three Months Ended
	1/31/2013	1/31/2012	1/31/2013	10/31/2012	07/31/2012	04/30/2012	01/31/2012
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$15,515	$4,833	$5,324	$8,512	$1,679	$3,379	$2,127
Adjustments:
Noncontrolling interests – Operating Partnership	2,097	723	556	1,290	251	636	351
Income before noncontrolling interests – Operating Partnership	17,612	5,556	5,880	9,802	1,930	4,015	2,478
Add:
Interest	48,617	48,776	15,731	16,369	16,517	16,454	16,533
Depreciation/amortization related to real estate investments	46,716	42,718	15,506	15,757	15,453	14,390	14,359
Amortization related to non-real estate investments	2,426	2,395	794	799	833	821	903
Amortization related to real estate revenues(2)	126	111	43	46	37	30	31
Less:
Interest income	(176)	(115)	(70)	(88)	(18)	(33)	(25)
Gain on sale of real estate, land and other investments	(3,452)	(589)	(772)	(2,753)	73	240	0
Gain on involuntary conversion	(2,263)	0	0	(2,263)	0	(274)	0
EBITDA	$109,606	$98,852	$37,112	$37,669	$34,825	$35,643	$34,279
(1)	Definitions on page 28.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt*
160,000
144,000
128,000
112,000
96,000
80,000
64,000
48,000
32,000
16,000
-
5.29%
5.40%
5.47%
5.55%
6.14%
5.59%
5.90%
5.90%
5.35%
5.62%
4.76%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Thereafter
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail

	Future Maturities of Mortgage Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2013	$2,907	$0	$2,907	5.29%	0.3%
2014	36,263	618	36,881	5.40%	3.6%
2015	73,567	17,209	90,776	5.47%	8.7%
2016	76,589	0	76,589	5.55%	7.4%
2017	187,308	0	187,308	6.14%	18.0%
2018	67,498	13,620	81,118	5.59%	7.8%
2019	96,558	5,609	102,167	5.90%	9.8%
2020	123,367	0	123,367	5.90%	11.8%
2021	125,527	0	125,527	5.35%	12.0%
2022	135,932	0	135,932	5.62%	13.0%
Thereafter	79,051	0	79,051	4.76%	7.6%
Total maturities	$1,004,567	$37,056	$1,041,623	5.65%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.
	1/31/2013	10/31/2012	07/31/2012	04/30/2012	01/31/2012
Balances Outstanding
Mortgage
Fixed rate	$1,004,567	$1,021,661	$1,064,564	$1,032,543	$1,028,198
Variable rate	37,056	23,536	16,091	16,146	10,519
Mortgage total	$1,041,623	$1,045,197	$1,080,655	$1,048,689	$1,038,717

Weighted Average Interest Rates
Secured	5.65%	5.66%	5.72%	5.78%	5.84%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JANUARY 31, 2013
(in thousands)
Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Multi-Family Residential
Monticello Village - Monticello, MN	3/1/2013	$2,907	$0	$0	$0	$0	$2,907
Quarry Ridge - Rochester, MN	10/1/2013	0	11,672	0	0	0	11,672
East Park - Sioux Falls, SD	12/1/2013	0	1,468	0	0	0	1,468
Sycamore Village - Sioux Falls, SD	12/1/2013	0	826	0	0	0	826
Evergreen II - Isanti, MN	11/1/2014	0	0	2,157	0	0	2,157
Campus Center - St Cloud, MN	6/1/2015	0	0	0	1,298	0	1,298
Campus Knoll - St Cloud, MN	6/1/2015	0	0	0	865	0	865
Landmark - Grand Forks, ND	8/24/2015	0	0	0	1,715	0	1,715
Regency Park Estates - St Cloud, MN	1/1/2016	0	0	0	7,001	0	7,001
Summary of Debt due after Fiscal 2016		0	0	0	0	328,512	328,512
Sub-Total Multi-Family Residential		$2,907	$13,966	$2,157	$10,879	$328,512	$358,421

Commercial Office
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	2,536	0	0	0	2,536
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	1,314	0	0	0	1,314
Viromed - Eden Prairie, MN	4/1/2014	0	401	0	0	0	401
Wirth Corporate Center - Golden Valley, MN	4/1/2014	0	3,538	0	0	0	3,538
TCA Building - Eagan, MN	5/1/2014	0	0	7,197	0	0	7,197
Brenwood - Hennepin County, MN	7/15/2014	0	0	5,250	0	0	5,250
Burnsville Bluffs II - Burnsville, MN	8/8/2014	0	0	1,729	0	0	1,729
Plymouth IV - Plymouth, MN	8/8/2014	0	0	3,189	0	0	3,189
Plymouth V - Plymouth, MN	8/8/2014	0	0	3,726	0	0	3,726
Plaza VII - Boise, ID	9/1/2014	0	0	1,008	0	0	1,008
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	3,333	0	0	3,333
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	9,999	0	0	9,999
Northgate I - Maple Grove, MN	12/10/2014	0	0	5,208	0	0	5,208
Plymouth I - Plymouth, MN	12/10/2014	0	0	1,167	0	0	1,167
Plymouth II - Plymouth, MN	12/10/2014	0	0	1,167	0	0	1,167
Plymouth III - Plymouth, MN	12/10/2014	0	0	1,437	0	0	1,437
Benton Business Park - Sauk Rapids, MN	1/1/2015	0	0	577	0	0	577
West River Business Park - Waite Park, MN	1/1/2015	0	0	577	0	0	577
Highlands Ranch I - Highlands Ranch, CO	3/1/2015	0	0	8,275	0	0	8,275
Highlands Ranch II - Highlands Ranch, CO	3/1/2015	0	0	7,970	0	0	7,970
US Bank Financial Center - Bloomington, MN	7/1/2015	0	0	0	13,502	0	13,502
Rapid City 900 Concourse Drive - Rapid City, SD	8/1/2015	0	0	0	1,284	0	1,284
Westgate I - Boise, ID	8/1/2015	0	0	0	1,206	0	1,206
Westgate II - Boise, ID	8/1/2015	0	0	0	2,952	0	2,952
Brook Valley I - LaVista, NE	1/1/2016	0	0	0	1,312	0	1,312
Spring Valley IV - Omaha, NE	1/1/2016	0	0	0	781	0	781
Spring Valley V - Omaha, NE	1/1/2016	0	0	0	859	0	859
Spring Valley X - Omaha, NE	1/1/2016	0	0	0	797	0	797
Spring Valley XI - Omaha, NE	1/1/2016	0	0	0	781	0	781
Summary of Debt due after Fiscal 2016		0	0	0	0	252,372	252,372
Sub-Total Commercial Office		$0	$7,789	$61,809	$23,474	$252,372	$345,444

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JANUARY 31, 2013 (continued)
(in thousands)

Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Commercial Medical
High Pointe Health Campus - Lake Elmo, MN	4/1/2014	$0	$5,400	$0	$0	$0	$5,400
Edgewood Vista - Billings, MT	12/10/2014	0	0	1,921	0	0	1,921
Edgewood Vista - East Grand Forks, MN	12/10/2014	0	0	2,927	0	0	2,927
Edgewood Vista - Sioux Falls, SD	12/10/2014	0	0	1,100	0	0	1,100
Garden View Medical - St Paul, MN	8/1/2015	0	0	0	1,448	0	1,448
Edina 6363 France Medical - St Paul, MN	8/6/2015	0	0	0	10,000	0	10,000
2800 Medical Building - Minneapolis, MN	9/1/2015	0	0	0	5,447	0	5,447
2828 Medical Building - Minneapolis, MN	9/1/2015	0	0	0	8,417	0	8,417
Edina 6405 France Medical - Edina, MN	9/1/2015	0	0	0	8,857	0	8,857
Ritchie Medical Plaza - St Paul, MN	9/1/2015	0	0	0	6,520	0	6,520
Summary of Debt due after Fiscal 2016		0	0	0	0	209,202	209,202
Sub-Total Commercial Medical		$0	$5,400	$5,948	$40,689	$209.202	$261,239

Commercial Industrial
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	1,064	0	0	0	1,064
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	2,292	0	0	0	2,292
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	2,696	0	0	0	2,696
Stone Container - Roseville, MN	7/14/2014	0	0	4,500	0	0	4,500
Brooklyn Park 7401 Boone Avenue - Brooklyn Park, MN	9/28/2014			7,458			7,458
Clive 2075 NW 94th St - Clive, IA	9/30/2014	0	0	2,186	0	0	2,186
Metal Improvement Company - New Brighton, MN	9/30/2014	0	0	1,444	0	0	1,444
Winsted Industrial Building	9/30/2014	0	0	381	0	0	381
Stone Container - Fargo, ND	12/1/2015	0	0	0	686	0	686
Stone Container - Fargo, ND	12/1/2015	0	0	0	861	0	861
Summary of Debt due after Fiscal 2016		0	0	0	0	17,212	17,212
Sub-Total Commercial Industrial		$0	$6,052	$15,969	$1,547	$17,212	$40,780

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JANUARY 31, 2013 (continued)
(in thousands)

Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Commercial Retail
Burnsville I Strip Center - Burnsville, MN	6/30/2013	$0	$346	$0	$0	$0	$346
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	272	0	0	0	272
St Cloud Westgate - St Cloud, MN	10/10/2013	0	3,056	0	0	0	3,056
Omaha Barnes & Noble - Omaha, NE	6/1/2014	0	0	2,454	0	0	2,454
Jamestown Buffalo Mall - Jamestown, ND	9/1/2014	0	0	540	0	0	540
Fargo Express Center - Fargo, ND	10/1/2014	0	0	952	0	0	952
Lakeville Strip Center - Lakeville, MN	10/1/2014	0	0	946	0	0	946
Summary of Debt due after Fiscal 2016		0	0	0	0	27,173	27,173
Sub-Total Commercial Retail		$0	$3,674	$4,892	$0	$27,173	$35,739

Total		$2,907	$36,881	$90,775	$76,589	$834,471	$1,041,623
*	Mortgage debt does not include the Company's multi-bank line of credit or construction loans. The line of credit has a maturity date of August 12, 2014; as of January 31, 2013, the Company had borrowings of $10.0 million outstanding under this line. Construction loans and other debt totaled $21.5 million as of January 31, 2013.
(1)	Totals are principal balances as of January 31, 2013.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	1/31/2013	10/31/2012	07/31/2012	04/30/2012	01/31/2012
Equity Capitalization
Common shares outstanding	94,386	93,161	91,812	89,474	85,744
Operating partnership (OP) units outstanding	21,489	21,336	21,171	20,332	19,596
Total common shares and OP units outstanding	115,875	114,497	112,983	109,806	105,340
Market price per common share (closing price at end of period)	$9.36	$8.42	$8.16	$7.22	$7.42
Equity capitalization-common shares and OP units	$1,084,590	$964,065	$921,941	$792,799	$781,623
Recorded book value of preferred shares	$138,674	$138,674	$27,317	$27,317	$27,317
Total equity capitalization	$1,223,264	$1,102,739	$949,258	$820,116	$808,940

Debt Capitalization
Total debt	$1,073,152	$1,087,972	$1,150,123	$1,101,564	$1,095,416
Total capitalization	$2,296,416	$2,190,711	$2,099,381	$1,921,680	$1,904,356

Total debt to total capitalization	0.47:1	0.50:1	0.55:1	0.57:1	0.58:1

	Nine Months Ended		Three Months Ended
	1/31/2013	1/31/2012	1/31/2013	10/31/2012	07/31/2012	04/30/2012	01/31/2012
Earnings to fixed charges(1)	1.28x	1.10x	1.31x	1.42x	1.11x	1.25x	1.15x
Earnings to combined fixed charges and preferred distributions(1)	1.13x	1.06x	1.11x	1.21x	1.07x	1.21x	1.11x
Debt service coverage ratio(1)	1.56x	1.40x	1.63x	1.60x	1.45x	1.49x	1.43x

Distribution Data
Common shares and units outstanding at record date	115,284	103,761	115,284	113,516	111,525	106,642	103,761
Total common distribution paid	$44,126	$43,947	$14,956	$14,757	$14,413	$13,809	$13,486
Common distribution per share and unit	$.3900	$.4315	$.1300	$.1300	$.1300	$.1300	$.1300
Payout ratio (FFO per share and unit basis)(1)	78.0%	91.8%	81.3%	72.2%	81.3%	72.2%	81.3%
Payout ratio (AFFO per share and unit basis)(1)	121.9%	139.2%	130.0%	108.3%	130.0%	130.0%	118.2%
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties(1)
	Three Months Ended January 31,			Nine Months Ended January 31,
Segment	2013	2012	% Change	2013	2012	% Change
Multi-Family Residential	$9,558	$9,484	0.8%	$30,205	$27,617	9.4%
Commercial Office	9,939	9,847	0.9%	29,024	29,272	(0.8)%
Commercial Medical	11,037	10,516	5.0%	31,843	32,291	(1.4)%
Commercial Industrial	2,705	2,518	7.4%	7,787	7,419	5.0%
Commercial Retail	2,358	2,253	4.7%	6,885	6,553	5.1%
	$35,597	$34,618	2.8%	$105,744	$103,152	2.5%
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Three Months Ended January 31, 2013
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,254	$19,338	$14,927	$3,800	$3,766	$0	$60,085
Non-Stabilized	4,813	0	1,280	53	0	0	6,146
Total	23,067	19,338	16,207	3,853	3,766	0	66,231

Real estate expenses
Stabilized(1)	8,696	9,399	3,890	1,095	1,408	0	24,488
Non-Stabilized	1,648	0	239	0	0	0	1,887
Total	10,344	9,399	4,129	1,095	1,408	0	26,375

Net Operating Income (NOI)
Stabilized(1)	9,558	9,939	11,037	2,705	2,358	0	35,597
Non-Stabilized	3,165	0	1,041	53	0	0	4,259
Net operating income	$12,723	$9,939	$12,078	$2,758	$2,358	$0	$39,856

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(4,586)	$(5,216)	$(4,543)	$(898)	$(977)	$(80)	$(16,300)
Administrative, advisory and trustee fees	0	0	0	0	0	(2,245)	(2,245)
Other expenses	0	0	0	0	0	(464)	(464)
Interest expense	(5,328)	(5,269)	(3,793)	(701)	(527)	(107)	(15,725)
Interest and other income	0	0	0	0	0	255	255
Income (loss) from continuing operations	2,809	(546)	3,742	1,159	854	(2,641)	5,377
Income from discontinued operations	776	0	0	0	0	0	776
Net income (loss)	3,585	(546)	3,742	1,159	854	(2,641)	6,153
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(556)	(556)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(273)	(273)
Net income (loss) attributable to Investors Real Estate Trust	3,585	(546)	3,742	1,159	854	(3,470)	5,324
Dividends to preferred shareholders	0	0	0	0	0	(2,879)	(2,879)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,585	(546)	3,742	1,159	854	$(6,349)	$2,445
(1)	See list of properties excluded from stabilized properties on page ii.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,620	$18,541	$15,654	$3,596	$3,399	$0	$58,810
Non-Stabilized	780	0	956	0	0	0	1,736
Total	18,400	18,541	16,610	3,596	3,399	0	60,546

Real estate expenses
Stabilized(1)	8,136	8,694	5,138	1,078	1,146	0	24,192
Non-Stabilized	316	0	82	0	0	0	398
Total	8,452	8,694	5,220	1,078	1,146	0	24,590

Net Operating Income (NOI)
Stabilized(1)	9,484	9,847	10,516	2,518	2,253	0	34,618
Non-Stabilized	464	0	874	0	0	0	1,338
Net operating income	$9,948	$9,847	$11,390	$2,518	$2,253	$0	$35,956

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,586)	$(5,242)	$(4,352)	$(1,016)	$(882)	$(105)	$(15,183)
Administrative, advisory and trustee services	0	0	0	0	0	(1,659)	(1,659)
Other expenses	0	0	0	0	0	(359)	(359)
Interest expense	(4,445)	(5,388)	(4,186)	(910)	(738)	(744)	(16,411)
Interest and other income	0	0	0	0	0	279	279
Income (loss) from continuing operations	1,917	(783)	2,852	592	633	(2,588)	2,623
Income (loss) from discontinued operations	57	0	(24)	0	(135)	0	(102)
Net income (loss)	1,974	(783)	2,828	592	498	(2,588)	2,521
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(351)	(351)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(43)	(43)
Net income (loss) attributable to Investors Real Estate Trust	1,974	(783)	2,828	592	498	(2,982)	2,127
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,974	$(783)	$2,828	$592	$498	$(3,575)	$1,534
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Nine Months Ended January 31, 2013
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$54,480	$57,105	$43,748	$10,837	$10,733	$0	$176,903
Non-Stabilized	12,901	0	3,303	53	0	0	16,257
Total	67,381	57,105	47,051	10,890	10,733	0	193,160

Real estate expenses
Stabilized(1)	24,275	28,081	11,905	3,050	3,848	0	71,159
Non-Stabilized	4,371	0	490	0	0	0	4,861
Total	28,646	28,081	12,395	3,050	3,848	0	76,020

Gain on involuntary conversion
Stabilized(1)	0	0	0	0	0	0	0
Non-stabilized	2,263	0	0	0	0	0	2,263
Total	2,263	0	0	0	0	0	2,263

Net Operating Income (NOI)
Stabilized(1)	30,205	29,024	31,843	7,787	6,885	0	105,744
Non-Stabilized	10,793	0	2,813	53	0	0	13,659
Net operating income	$40,998	$29,024	$34,656	$7,840	$6,885	$0	$119,403

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(13,943)	$(15,637)	$(13,520)	$(2,747)	$(2,882)	$(299)	$(49,028)
Administrative, advisory and trustee fees	0	0	0	0	0	(6,402)	(6,402)
Other expenses	0	0	0	0	0	(1,496)	(1,496)
Interest expense	(15,372)	(15,845)	(12,052)	(2,428)	(1,865)	(886)	(48,448)
Interest and other income	0	0	0	0	0	600	600
Income (loss) from continuing operations	11,683	(2,458)	9,084	2,665	2,138	(8,483)	14,629
Income (loss) from discontinued operations	3,653	0	(59)	0	(64)	0	3,530
Net income (loss)	15,336	(2,458)	9,025	2,665	2,074	(8,483)	18,159
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(2,097)	(2,097)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(547)	(547)
Net income (loss) attributable to Investors Real Estate Trust	15,336	(2,458)	9,025	2,665	2,074	(11,127)	15,515
Dividends to preferred shareholders	0	0	0	0	0	(6,350)	(6,350)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$15,336	$(2,458)	$9,025	$2,665	$2,074	$(17,477)	$9,165
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Nine Months Ended January 31, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$52,147	$55,723	$48,829	$10,597	$9,850	$0	$177,146
Non-Stabilized	1,294	0	1,470	0	0	0	2,764
Total	53,441	55,723	50,299	10,597	9,850	0	179,910

Real estate expenses
Stabilized(1)	24,530	26,451	16,538	3,178	3,297	0	73,994
Non-Stabilized	594	0	171	0	0	0	765
Total	25,124	26,451	16,709	3,178	3,297	0	74,759

Net Operating Income (NOI)
Stabilized(1)	27,617	29,272	32,291	7,419	6,553	0	103,152
Non-Stabilized	700	0	1,299	0	0	0	1,999
Net operating income	$28,317	$29,272	$33,590	$7,419	$6,553	$0	$105,151

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(10,554)	$(15,753)	$(12,865)	$(2,822)	$(2,566)	$(305)	$(44,865)
Administrative, advisory and trustee fees	0	0	0	0	0	(5,944)	(5,944)
Other expenses	0	0	0	0	0	(1,509)	(1,509)
Interest expense	(13,261)	(15,986)	(12,217)	(2,754)	(2,308)	(1,863)	(48,389)
Interest and other income	0	0	0	0	0	645	645
Income (loss) from continuing operations	4,502	(2,467)	8,508	1,843	1,679	(8,976)	5,089
Income (loss) from discontinued operations	107	0	(72)	0	461	0	496
Net income (loss)	4,609	(2,467)	8,436	1,843	2,140	(8,976)	5,585
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(723)	(723)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(29)	(29)
Net income (loss) attributable to Investors Real Estate Trust	4,609	(2,467)	8,436	1,843	2,140	(9,728)	4,833
Dividends to preferred shareholders	0	0	0	0	0	(1,779)	(1,779)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$4,609	$(2,467)	$8,436	$1,843	$2,140	$(11,507)	$3,054
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
3rd Quarter Fiscal 2013 vs. 3rd Quarter Fiscal 2012

Segments	Stabilized Properties		All Properties
	3rd Quarter	3rd Quarter	3rd Quarter	3rd Quarter
	Fiscal 2013	Fiscal 2012	Fiscal 2013	Fiscal 2012
Multi-Family Residential	94.0%	93.9%	93.6%	93.2%
Commercial Office	78.4%	77.9%	78.4%	77.9%
Commercial Medical	94.6%	94.2%	94.9%	94.5%
Commercial Industrial	95.8%	94.5%	95.9%	94.5%
Commercial Retail	87.9%	87.5%	87.9%	87.5%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
3rd Quarter Fiscal 2013
3rd Quarter Fiscal 2012

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and nine months ended January 31, 2013

	Three Months Ended January 31, 2013
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	34,280	32,055	66,335	57,563	8,772
Commercial Medical	12,080	0	12,080	74,993	(62,913)
Commercial Industrial	0	0	0	63,240	(63,240)
Commercial Retail	24,925	16,457	41,382	71,942	(30,560)
Total All Segments	71,285	48,512	119,797	267,738	(147,941)

Weighted Average Rental Rates(3)
Commercial Office	$11.54	$11.07	$11.31	$14.14	$(2.83)	(20.0)%
Commercial Medical	14.49	0.00	14.49	20.91	(6.42)	(30.7)%
Commercial Industrial	0.00	0.00	0.00	5.44	(5.44)	0.00%
Commercial Retail	13.14	8.16	11.16	4.40	6.76	153.6%
Total All Segments	$12.60	$10.08	$10.90	$11.36	$(0.46)	(4.1)%

	Nine Months Ended January 31, 2013
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	144,145	127,032	271,177	351,608	(80,431)
Commercial Medical	22,692	11,456	34,148	94,364	(60,216)
Commercial Industrial	0	9,702	9,702	95,957	(86,255)
Commercial Retail	64,202	55,987	120,189	107,715	12,474
Total All Segments	231,039	204,177	435,216	649,644	(214,428)

Weighted Average Rental Rates(3)
Commercial Office	$12.85	$15.22	$13.96	$13.59	$0.37	2.7%
Commercial Medical	18.07	22.08	19.41	20.85	(1.44)	(6.9)%
Commercial Industrial	0.00	5.84	5.84	4.91	0.93	18.9%
Commercial Retail	9.41	5.23	7.46	6.57	0.89	13.6%
Total All Segments	$12.40	$12.42	$12.41	$12.20	$0.21	1.7%

	Three Months Ended January 31, 2013			Nine Months Ended January 31, 2013
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leases(4)
Commercial Office	5.4	1.8	3.6	4.8	3.2	4.0
Commercial Medical	3.1	0.0	3.1	4.9	5.3	5.1
Commercial Industrial	0.0	0.0	0.0	0.0	3.3	3.3
Commercial Retail	5.9	3.2	5.0	4.9	3.3	4.3
Total All Segments	5.2	2.3	4.1	4.8	3.6	4.2
(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expiring leases include leases with tenants who have vacated or renewed. Excluded from expiring leases are leases that have been amended to extend the term, including leases on a month-to-month basis.
(4)	Term in years.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING COMMITMENTS (All Properties)
for the three and nine months ended January 31, 2013

	3rd Quarter Fiscal 2013 Total			Year-To-Date Total
	(dollars in thousands)			(dollars in thousands)
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$301	$0	$301	$1,227	$592	$1,819
Commercial Medical	0	0	0	438	136	574
Commercial Industrial	0	0	0	0	5	5
Commercial Retail	589	14	603	635	14	649
Subtotal	$890	$14	$904	$2,300	$747	$3,047

Tenant Improvements per square foot
Commercial Office	$8.76	$0.00	$4.53	$8.51	$4.66	$6.71
Commercial Medical	0.00	0.00	0.00	19.33	11.85	16.82
Commercial Industrial	0.00	0.00	0.00	0.00	0.52	0.52
Commercial Retail	23.64	0.85	14.57	9.89	0.25	5.40
All Segments	$12.48	$0.29	$7.54	$9.96	$3.66	$7.00

Leasing Costs
Commercial Office	$319	$17	$336	$889	$517	$1,406
Commercial Medical	0	0	0	102	45	147
Commercial Industrial	0	0	0	0	19	19
Commercial Retail	127	9	136	142	14	156
Subtotal	$446	$26	$472	$1,133	$595	$1,728

Leasing Costs per square foot
Commercial Office	$9.31	$0.54	$5.00	$6.17	$4.07	$5.18
Commercial Medical	0.00	0.00	0.00	4.52	3.91	4.31
Commercial Industrial	0.00	0.00	0.00	0.00	1.98	1.98
Commercial Retail	5.09	0.57	3.29	2.21	0.26	1.30
All Segments	$6.26	$0.55	$3.95	$4.90	$2.92	$3.97

Tenant Improvements and Leasing Costs
Commercial Office	$620	$17	$637	$2,116	$1,109	$3,225
Commercial Medical	0	0	0	540	181	721
Commercial Industrial	0	0	0	0	24	24
Commercial Retail	716	23	739	777	28	805
Total	$1,336	$40	$1,376	$3,433	$1,342	$4,775

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$18.08	$0.54	$9.60	$14.68	$8.73	$11.89
Commercial Medical	0.00	0.00	0.00	23.84	15.76	21.13
Commercial Industrial	0.00	0.00	0.00	0.00	2.50	2.50
Commercial Retail	28.72	1.42	17.87	12.09	0.51	6.70
All Segments	$18.74	$0.84	$11.49	$14.86	$3.08	$10.97

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	1/31/2013	10/31/2012	07/31/2012	04/30/2012	01/31/2012
Number of Units	9,924	9,934	9,876	8,894	8,654
Average Investment Per Unit
Stabilized	$58,506	$58,308	$58,012	$57,776	$57,738
Non-Stabilized	87,083	85,580	83,113	83,758	78,203
All Properties	$63,107	$62,614	$61,472	$59,268	$58,497

Average Scheduled Rent(1) per Unit
Stabilized	$742	$734	$726	$718	$716
Non-Stabilized	994	967	889	908	866
All Properties	$782	$771	$749	$729	$721

Total Receipts per Unit
Stabilized	$731	$733	$716	$709	$705
Non-Stabilized	1,004	996	831	845	851
All Properties	$775	$774	$732	$717	$710

Total Recurring Capital Expenditures per Unit(1)	$134	$193	$209	$157	$155

Physical Occupancy%
Stabilized	94.0%	94.8%	93.7%	94.2%	93.9%
Non-Stabilized	91.4%	93.4%	88.7%	85.4%	74.5%
All Properties	93.6%	94.6%	93.0%	93.7%	93.2%

Operating Expenses as a % of Scheduled Rent
Stabilized	47.3%	41.3%	44.8%	46.4%	45.8%
Non-Stabilized	38.7%	36.9%	34.8%	37.3%	38.6%
All Properties	45.5%	40.4%	43.1%	45.8%	45.5%
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of January 31, 2013

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments' Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	32	88	13.1%	1,481,647	13.6%
St. Luke's Hospital of Duluth, Inc.	6	36	3.4%	198,775	1.8%
Fairview Health Services	9	47	3.3%	236,831	2.2%
Applied Underwriters	3	49	2.2%	141,724	1.3%
HealthEast Care System	1	73	1.6%	114,316	1.1%
Affiliates of Siemens USA (NYSE: SI)	2	50	1.3%	112,848	1.0%
Nebraska Orthopaedic Hospital	1	194	1.3%	61,758	0.6%
Arcadis Corporate Services, Inc.	1	42	1.2%	71,430	0.7%
Microsoft (NASDAQ: MSFT)	1	71	1.2%	122,040	1.1%
State of Idaho Department of Health and Welfare	2	61	1.1%	103,342	0.9%
Total/Weighted Average		65	29.7%	2,644,711	24.3%
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of January 31, 2013

	(dollars in thousands except average rental rates)
Fiscal Year	Number of Leases	Rentable Square Feet(1)	% of Rentable Square Feet	Annualized Rent(2)	Average Rental Rate	% of Annualized Base Rent
Commercial Office
2013	15	173,848	4.4%	$2,130	$12.25	3.7%
2014	59	471,654	12.1%	5,933	12.58	10.2%
2015	73	495,169	12.7%	7,881	15.92	13.6%
2016	49	653,984	16.7%	10,086	15.42	17.4%
2017	46	828,738	21.2%	14,156	17.08	24.4%
2018 and thereafter	68	1,288,817	32.9%	17,768	13.79	30.7%
	310	3,912,210	100.0%	$57,954	$14.63	100.0%

Commercial Medical
2013	7	25,737	0.9%	$519	$20.15	1.1%
2014	25	421,750	15.2%	6,868	16.29	14.4%
2015	16	60,120	2.2%	1,549	25.76	3.2%
2016	24	175,113	6.3%	3,618	20.66	7.6%
2017	20	133,237	4.8%	2,840	21.32	6.0%
2018 and thereafter	95	1,953,772	70.6%	32,226	16.49	67.7%
	187	2,769,729	100.0%	$47,620	$17.19	100.0%

Commercial Industrial
2013	2	160,100	5.8%	$317	$1.98	2.9%
2014	9	247,948	8.9%	1,008	4.06	9.2%
2015	6	344,493	12.4%	1,402	4.07	12.7%
2016	11	783,414	28.3%	3,140	4.01	28.5%
2017	5	311,141	11.2%	1,180	3.79	10.7%
2018 and thereafter	8	925,439	33.4%	3,957	4.28	36.0%
	41	2,772,535	100.0%	$11,004	$3.97	100.0%

Commercial Retail
2013	9	63,516	5.4%	$380	$5.99	3.8%
2014	43	213.976	18.1%	1,362	6.36	13.7%
2015	40	628.827	27.9%	2,375	7.22	24.0%
2016	25	98,814	8.4%	1,199	12.13	12.1%
2017	24	106.822	9.0%	1,124	10.52	11.3%
2018 and thereafter	38	368,306	31.2%	3,480	9.45	35.1%
	179	1,180,261	100.0%	$9,920	$8.41	100.0%

Commercial Total
2013	33	423,201	4.0%	$3,346	$7.91	2.6%
2014	136	1,355,328	12.7%	15,171	11.19	12.0%
2015	135	1,228,609	11.6%	13,207	10.75	10.4%
2016	109	1,711,325	16.1%	18,043	10.54	14.3%
2017	95	1,379,938	13.0%	19,300	13.99	15.3%
2018 and thereafter	209	4,536,334	42.6%	57,431	12.66	45.4%
	717	10,634,735	100.0%	$126,498	$11.89	100.0%
(1)	Rentable square footage does not include month-to-month leases. As of January 31, 2013 month-to-month leases accounted for 261,853 square feet.
(2)	Annualized Base Rent is monthly scheduled rent as of January 1, 2013 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2013 ACQUISITION SUMMARY
as of January 31, 2013
(dollars in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	January 31, 2013 Leased Percentage	Acquisition Cost

Villa West	Topeka, KS	Multi-Family Residential	May 8, 2012	308	98.1%	86.4%	$17,650
Colony	Lincoln, NE	Multi-Family Residential	June 4, 2012	232	98.3%	94.0%	17,500
Lakeside Village	Lincoln, NE	Multi-Family Residential	June 4, 2012	208	86.5%	83.2%	17,250
Quarry Ridge II(1)	Rochester, MN	Multi-Family Residential	June 29, 2012	159	33.3%	98.7%	4,591
Williston Garden Buildings 3 and 4(2)	Williston, ND	Multi-Family Residential	July 31, 2012	73	98.6%	98.6%	7,058
University Commons	Williston, ND	Unimproved Land	August 1, 2012	n/a	n/a	n/a	823
Cypress Court	St. Cloud, MN	Unimproved Land	August 10, 2012	n/a	n/a	n/a	447
Cypress Court Apartment Development	St. Cloud, MN	Unimproved Land	August 10, 2012	n/a	n/a	n/a	1,136
The Ponds at Heritage Place	Sartell, MN	Multi-Family Residential	October 10, 2012	58	91.4%	87.9%	5,020
Spring Wind Expansion(3)	Laramie, WY	Commercial Medical	November 16, 2012	26,662	100.0%	100.0%	1,675
Badger Hills	Rochester, MN	Unimproved Land	December 14, 2012	n/a	n/a	n/a	1,050
Minot IPS(4)	Minot, ND	Commercial Industrial	December 17, 2012	27,567	100.0%	100.0%	3,953
Grand Forks Unimproved	Grand Forks, ND	Unimproved Land	December 31, 2012	n/a	n/a	n/a	4,278
Jamestown Medical Office Building(5)	Jamestown, ND	Commercial Medical	January 1, 2013	45,222	91.7%	91.7%	4,901
Minot Unimproved (Southgate Lot 4)	Minot, ND	Unimproved Land	January 11, 2013	n/a	n/a	n/a	1,882
Commons at Southgate	Minot, ND	Unimproved Land	January 22, 2013	n/a	n/a	n/a	3,691
Landing at Southgate	Minot, ND	Unimproved Land	January 22, 2013	n/a	n/a	n/a	2,262
			Total Square Feet	99,451			$95,167
			Total Units	1,038
(1)
Development property placed in service June 29, 2012. Additional costs paid in fiscal years 2012 and 2011, and land acquired in fiscal year 2007, totaled $13.0 million, for a total project cost at January 31, 2013 of $17.6 million.

(2)
Development property placed in service July 31, 2012. Buildings 1 and 2 were placed in service in fiscal year 2012. Additional costs paid in fiscal year 2012 totaled $12.0 million, for a total project cost at January 31, 2013 of $19.1 million.

(3)	Expansion project placed in service November 16, 2012. Additional costs paid in fiscal year 2012 totaled $1.8 million, for a total project cost at January 31, 2013 of $3.5 million.
(4)	Development property placed in service December 17, 2012. Additional costs paid in fiscal year 2012 totaled $1.8 million, for a total project cost at January 31, 2013 of $5.8 million.
(5)	Development property placed in service January 1, 2013. Additional costs paid in fiscal year 2012 totaled $1.0 million, for a total project cost at January 31, 2013 of $5.9 million.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2013 DEVELOPMENT IN PROGESS SUMMARY
as of January 31, 2013
(dollars in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Multi-Family Conversion - Minot, ND	Convert 15,000 sf. commercial office to 20 multi-family residential units	100%	3,000	2,556	4th Quarter Fiscal 2013
Branch Bank Building - Minot, ND	3,700 square foot commercial office building	100%	1,700	1,095	4th Quarter Fiscal 2013
River Ridge - Bismarck, ND	146 unit apartment building	0%	24,200	5,876	2nd Quarter Fiscal 2014
Cypress Court Apartment Development - St. Cloud, MN(1)	132 unit apartment building	0%	14,300	4,497	2nd Quarter Fiscal 2014
Landing at Southgate - Minot, ND(2)	three 36 unit apartment buildings	0%	15,400	2,262	2nd Quarter Fiscal 2014
Commons at Southgate - Minot, ND(2)	233 unit apartment building	0%	36,800	3,691	4th Quarter Fiscal 2014
Other	n/a	n/a	n/a	150	n/a
			$95,400	$20,127
(1)	The Company is a 79% partner in the joint venture entity constructing this property; the anticipated total cost amount given is the total cost to the joint venture entity.
(2)	The Company is a 51% partner in the joint venture entity constructing these properties; the anticipated total cost amount given is the total cost to the joint venture entity

Definitions
January 31, 2013
Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing commissions at stabilized properties, and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization. We may also subtract from FFO certain unusual non-recurring items that do not produce cash available for distribution to shareholders. AFFO is included herein because we consider it to be a measure of a REIT's ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs. Through the second quarter of fiscal year 2013, our calculation of AFFO excluded (that is, subtracted from FFO) tenant improvements and leasing commissions on an all-property basis. In the third quarter of the current fiscal year, we revised our calculation to subtract from FFO leasing commissions and tenant improvements at stabilized properties only, since we consider tenant improvement and leasing commission levels at non-stabilized properties unrepresentative of expected levels at stabilized properties. This change in definition had no effect on AFFO per share and unit as previously reported. We also updated the calculation to exclude the write-off of fully-amortized leasing commissions, which had previously been included in the calculation. This change resulted in a decrease in AFFO per share and unit in the second quarter of fiscal year 2013 from $0.13 to $0.12 and in the fourth quarter of fiscal year 2012 from $0.11 to $0.10.  The AFFO per share and unit payout ratio had a corresponding increase in the second quarter of fiscal year 2013 from 100.00% to 108.3% and in the fourth quarter of fiscal year 2012 from 118.2% to 130.0%.
Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.
Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.
EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.
Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as "net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis." In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.
Net Operating Income (NOI) is total real estate revenues and gain on involuntary conversion less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT's operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.
Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.
Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.
Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.
Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants) made on a regular or recurring basis to maintain a property's competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and the following two years (i.e., excluding capital expenditures on non-stabilized properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.
Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.
Stabilized properties are properties owned and in operation for the entirety of the periods being compared (including properties that were redeveloped or expanded during the periods being compared, with properties purchased or sold during the periods being compared excluded from the stabilized property category), and, in the case of development or re-development properties, which have achieved a target level of occupancy.